AUBURN NATIONAL
BANCORPORATION,
INC AND SUBSIDIARIES
EXHIBIT 32.1
CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Auburn National Bancorporation,
Inc. (the “Company”) on Form 10-Q for the
period ending September 30, 2025, as filed with the Securities and
Exchange Commission as of the date hereof (the
“Report”), I, David A. Hedges,
President and Chief Executive Officer of the Company,
certify, pursuant to 18 U.S.C. §
1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)
The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act
of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and
results of operations of the Company.
Date: November 12, 2025
/s/ David A. Hedges
David A. Hedges
President and Chief Executive Officer